EXHIBIT II

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Currency numberValue Date Interest rateRate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)
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Currency numberValue Date Interest rateRate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) Currency numberValue Date Interest rateRate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)
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Currency numberValue Date Interest rateRate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) Currency numberValue Date Interest rateRate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)
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Currency numberValue Date Interest rateRate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)
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Currency numberValue Date Interest rateRate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) Currency numberValue Date Interest rateRate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)
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Currency numberValue Date Interest rateRate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)
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Currency numberValue Date Interest rateRate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)
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Currency numberValue Date Interest rateRate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) Currency numberValue Date Interest rateRate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)
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Currency numberValue Date Interest rateRate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)
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Currency numberValue Date Interest rateRate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)
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Currency numberValue Date Interest rateRate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)
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Currency numberValue Date Interest rateRate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)
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Currency numberValue Date Interest rateRate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)
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Totals-435,263,748,742.66-534,112,146,082.12 (1) The USD equivalent amount may be calculated using the EUR/USD conversion rate of 1.2271 utilized for establishing the balance sheet of the registrant as at December 31, 2020
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